                                   Exhibit 7
                               Powers of Attorney

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 6, 1997
--------------------------------------
Date



/s/ LOUIS G. LOWER, II
--------------------------------------
Louis G. Lower, II
Chairman of the Board of Directors &
     Chief Executive Officer

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 5, 1997
---------------------------------------
Date



/s/ MICHAEL J. VELOTTA
---------------------------------------
Michael J. Velotta
Director, Vice President, Secretary & General Counsel

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 6, 1997
--------------------------------------
Date



/s/ MARLA G. FRIEDMAN
--------------------------------------
Marla G. Friedman
Vice President

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 6, 1997
--------------------------------------------
Date



/s/ PETER H. HECKMAN
--------------------------------------------
Peter H. Heckman
Director, President and Chief Operating Officer

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 5, 1997
--------------------------------------------
Date



/s/ JAMES P. ZILS
--------------------------------------------
James P. Zils
Treasurer

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 5, 1997
-----------------------------
Date


/s/ CASEY J. SYLLA
-----------------------------
Casey J. Sylla
Chief Investment Officer

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 6, 1997
------------------------------------------
Date


/s/ G. CRAIG WHITEHEAD
------------------------------------------
G. Craig Whitehead
Senior Vice President and Director

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 10, 1997
-------------------------------------
Date


/s/ JOHN R. HUNTER
-------------------------------------
John R. Hunter
Director

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 6, 1997
-------------------------------------
Date


/s/ KEVIN R. SLAWIN
-------------------------------------
Kevin R. Slawin
Vice President

                               POWER OF ATTORNEY

                       WITH RESPECT TO THE GLENBROOK LIFE
                     A I M VARIABLE LIFE SEPARATE ACCOUNT A


Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life A I M Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





     March 7, 1997
--------------------------------------
Date


/s/ KEITH A. HAUSCHILDT
--------------------------------------
Keith A. Hauschildt
Assistant Vice President and Controller